SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

  UNITED STATES                      33-95714                      22-2716130
  UNITED STATES                     33-99442-01                    22-2716130
 (State or other                   (Commission                (I.R.S. Employer
 Jurisdiction of                   File Number)               Identification No.)
  Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359






                         Exhibit Index appears on Page 4

ITEM 5.  OTHER EVENTS
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

           (c)   Exhibits
           28.1  Monthly Servicer's Certificate - March 31, 1999
           28.2 Monthly Series 1995-1 Certificateholders' Statement - March 31, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                     --------------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



            Dated: April 26, 1999                     By:  Donald K. Truslow
                                                      Title:  Comptroller

                                INDEX TO EXHIBITS


                                                                                          SEQUENTIALLY
     EXHIBIT                                                                                NUMBERED
      NUMBER                                    EXHIBIT                                     PAGES
     --------                                   -------                                     -----

       28.1        Monthly Servicer's Certificate - March 31, 1999                           1-7
       28.2        Monthly Series 1995-1 Certificateholders' Statement - March 31, 1999     1-10


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